                                                                   EXHIBIT 10.4

                             DATED FEBRUARY 25, 2005




                                  LOUDEYE CORP.
                                  (as Loudeye)


                                     - and -


                    THE SEVERAL PERSONS LISTED IN SCHEDULE 1
                                (as the Obligors)




                -------------------------------------------------

   AGREEMENT TO AMEND CERTAIN TERMS OF THE DEED POLL OF WARRANTY AND INDEMNITY

                -------------------------------------------------




                             [LATHAM & WATKINS LOGO]

                                     London


                                 99 Bishopsgate
                                 London EC2M 3XF
                            +44 (0)20 7710 1000 (Tel)
                            +44 (0)20 7374 4460 (Fax)
                                   www.lw.com

                                    CONTENTS

Clause                                                                                               Page
------                                                                                               ----
1.   Interpretation....................................................................................1
     1.1   Definitions.................................................................................1
     1.2   Construction of certain references..........................................................2

2.   Effectiveness of Certain Provisions of this Agreement.............................................3

3.   Escrow Arrangements...............................................................................3

4.   Orderly Sales Provisions..........................................................................6

5.   Announcements.....................................................................................6

6.   Costs.............................................................................................6

7.   Law and jurisdiction and third party rights.......................................................7
     7.1   English law.................................................................................7
     7.2   Jurisdiction................................................................................7
     7.3   Contracts (Rights of Third Parties) Act 1999................................................7

8.   Notices...........................................................................................7

SCHEDULE 1:  Former OD2 Shareholders........................................................Schedule 1-1

THIS AGREEMENT TO AMEND CERTAIN TERMS OF THE DEED POLL OF WARRANTY AND INDEMNITY is made on February 25, 2005

BETWEEN

(1) LOUDEYE CORP. ("LOUDEYE") a Delaware corporation with its principal place of business at 1130 Rainier Avenue South, Seattle, Washington 98144 USA; and

(2)      THE SEVERAL PERSON LISTED IN SCHEDULE 1 (the "OBLIGORS").

BACKGROUND

(A) Pursuant to an offer document dated 22 June, 2004, Loudeye acquired 100% of the issued share capital of On Demand Distribution Limited ("OD2") from the Former OD2 Shareholders in June 2004 and August 2004 (the "ACQUISITION").

(B) Under the terms of the Acquisition, the Former OD2 Shareholders agreed to sell their entire interest in the issued share capital of OD2 to Loudeye in exchange for (i) Loudeye Shares, (ii) the right to receive four instalments of deferred consideration payable in cash (or in Loudeye Shares at the election of Loudeye) at specific dates following completion of the Acquisition ("DEFERRED CONSIDERATION"), and (iii) contingent upon OD2 achieving certain financial performance targets, additional instalments of cash (or Loudeye Shares at the election of Loudeye) in respect of four earn-out periods commencing June 2004 and ending November 2006 ("CONTINGENT CONSIDERATION").

(C) Pursuant to the Acquisition Amendment (and subject to the effectiveness thereof), Loudeye and the Former OD2 Shareholders have agreed to amend the terms of the Acquisition such that Loudeye shall (i) satisfy its obligation to make the final two instalment payments of Deferred Consideration (currently scheduled for May 2005 and November 2005) by issuing Loudeye Shares to the Former OD2 Shareholders pursuant to the Acquisition Amendment and (ii) make two cash payments to the Former OD2 Shareholders in exchange for the Former OD2 Shareholders' release and waiver of any rights they may have to receive any Contingent Consideration in the future, in each case subject to the terms and conditions of the Acquisition Amendment.

(D) Loudeye and the Obligors desire to amend certain terms of the Deed Poll, subject to the terms and conditions of this Agreement.

NOW IT IS HEREBY AGREED as follows:

1.       Interpretation

1.1      Definitions

         In this Agreement, including the Background and Schedule (which shall be deemed to be part of and construed as one with this Agreement) the following terms shall, where the context admits, have the meanings hereby assigned to them:

         "ACQUISITION AMENDMENT" means the Agreement to Amend Certain Terms of Acquisition of On Demand Distribution Limited entered into as of the date hereof between Loudeye, the Obligors and other Former OD2 Shareholders;

         "AGREEMENT" means this Agreement to Amend Certain Terms of the Deed Poll of Warranty and Indemnity;

         "BUSINESS DAY" means a day (other than a Saturday or Sunday) on which banks are open for ordinary banking business in London and Seattle, Washington USA;

         "CASH PAYMENT" has the meaning assigned to such term in the Acquisition Amendment;

         "CUT-OFF TIME" has the meaning assigned to such term in the Acquisition Amendment;

         "DEED POLL" means the deed poll of warranty and indemnity made by the Obligors dated 22 June 2004;

         "EFFECTIVE DATE" has the meaning assigned to such term in the Acquisition Amendment;

         "EFFECTIVE TIME" has the meaning assigned to such term in the Acquisition Amendment;

         "FIRST CASH PAYMENT" has the meaning assigned to such term in the Acquisition Amendment;

         "FORMER OD2 SHAREHOLDERS" has the meaning assigned to such term in the Acquisition Amendment;

         "LAW" or "LAWS" means all applicable legislation, statutes, directives, regulations, judgments, decisions, decrees, orders, instruments, by-laws, and other legislative measures or decisions having the force of law, treaties, conventions and other agreements between states, or between states and the European Union or other supranational bodies, rules of common law, customary law and equity, all civil and other codes and all other laws of, or having effect in, any jurisdiction from time to time and whether before or after the date of this Agreement;

         "LOCKUP SHARES" has the meaning assigned to such term in the Acquisition Amendment;

         "LOCKUP EXPIRATION DATE" has the meaning assigned to such term in the Acquisition Amendment;

         "OFFER DOCUMENT" means the document dated 22 June, 2004 setting out the terms of the offer from Loudeye to acquire the entire issued share capital of OD2;

         "SECOND CASH PAYMENT" has the meaning assigned to such term in the Acquisition Amendment; and

         "TRANSFER" means, with respect to any Loudeye Shares, any direct or indirect sale, any offer to sell, any contract to sell (including, without limitation, any short sale), the grant of any option to purchase, or any other transfer or disposition of Loudeye Shares, or the entry into a hedging or other transaction that transfers the economic consequences of holding the Loudeye Shares.

1.2      Construction of certain references

         In this Agreement, where the context admits:

         (A) Unless otherwise defined herein, words and phrases the definitions of which are contained or referred to in the Deed Poll shall have the same meaning in this Agreement;

         (B) words and phrases the definitions of which are contained or referred to in Part XXVI Companies Act 1985 shall be construed as having the meanings thereby attributed to them;

         (C) every reference to a particular statutory provision or other Law shall be construed also as a reference to all other Laws made under the Law referred to, and to all such Laws as amended, re-enacted, consolidated or replaced or as their application or interpretation is affected by other Laws from time to time, and whether before or after the date of this Agreement;

         (D) references to clauses and schedules are references to clauses of and schedules to this Agreement, and references to this Agreement include the schedules to this Agreement;

         (E) references to the singular shall include the plural and vice versa and references to the masculine, the feminine and the neuter shall include each other such gender;

         (F) "person" includes any individual, partnership, company, body corporate, corporation sole or aggregate, state or agency of a state, and any unincorporated association or organisation, in each case whether or not having separate legal personality, and shall include any trade union;

         (G)      "company" includes any body corporate; and

         (H) references to the "parties" or to a "party" to this Agreement shall mean the parties to this Agreement (or any one of them) including their permitted successors and assigns.

2.       Effectiveness of Certain Provisions of this Agreement

         Notwithstanding anything to the contrary herein, the provisions of Clauses 3.1 and 4.1 of this Agreement shall become effective and binding on the parties with effect from and conditional upon the Effective Time occurring under the Acquisition Amendment. If the Effective Time does not occur under the Acquisition Amendment (and at all times prior to the occurrence of the Effective Time), the provisions of Clauses 3.1 and 4.1 shall be not be binding on the parties hereto. All other provisions of this Agreement shall be effective and binding upon the parties hereto upon the execution of this Agreement by the parties hereto.

3.       Escrow Arrangements

3.1 Notwithstanding the terms of Schedule 9 to the Deed Poll, the parties agree that if the Effective Time occurs:

         (A) Loudeye shall continue to retain the Loudeye Shares issued by it prior to the date hereof that are currently being held by Loudeye as Escrow Shares (in the amounts set forth in column 3 of Schedule 1 hereto), and such Loudeye Shares shall continue to constitute Escrow Shares and shall be held subject to the terms and conditions of Schedule 9 to the Deed Poll; and

         (B) Each of the Obligors irrevocably directs Loudeye to (and consents and agrees to) Loudeye retaining from each Obligor's aggregate entitlement to Cash Payments and Accelerated Consideration Shares pursuant to the Acquisition Amendment, the amount of cash set forth opposite such Obligor's name in column 4 of Schedule 1 hereto (the "ACCELERATED CONSIDERATION ESCROW CASH") and the number of Accelerated Consideration Shares set forth opposite such Obligor's name in column 5 of
                  Schedule 1 hereto (the "ACCELERATED CONSIDERATION ESCROW SHARES"). The Accelerated Consideration Escrow Cash and Accelerated Consideration Escrow Shares retained by Loudeye pursuant to this Clause 3.1(B) shall be treated as Escrow Cash and Escrow Shares, respectively, for purposes of Schedule 9 to the Deed Poll, shall be held subject to the terms and conditions of Schedule 9 to the Deed Poll and shall be deemed to satisfy all retentions which Loudeye would otherwise be permitted to make pursuant to Schedule 9 to the Deed Poll in respect of the Cash Payments and the Accelerated Consideration Shares; provided that Loudeye shall itself hold back the Accelerated Consideration Escrow Cash in lieu of depositing such amounts in an Escrow Account. For the avoidance of doubt, Loudeye shall only be entitled to retain 50% of the Accelerated Consideration Escrow Cash upon payment of the First Cash Payment with the remaining 50% being retained upon payment of the Second Cash Payment.

(C)      Mike Large agrees that:

         (a) either (i) he shall deposit with Loudeye (and agrees that Loudeye may retain) the number of Loudeye Shares opposite his name in column 6 of Schedule 1 hereto as Escrow Shares (subject to the terms and conditions of Schedule 9 to the Deed
                  Poll) as and when he exercises options held by him with respect to the Large Escrow Shares (as defined below); or (ii) he shall leave unexercised sufficient number of options as represents that number of Loudeye Shares opposite his name in column 6 of Schedule 1, (such shares, the "LARGE ESCROW SHARES") (and the obligations in this clause shall be in substitution for his obligations under paragraphs 2.1 and 2.2 of Schedule 9 of the Deed Poll); and

         (b) if at any time when he still holds options to purchase Loudeye Shares he would, if such options had been exercised at that time, have become obliged pursuant to the terms of the Deed Poll to waive his right to such Loudeye Shares which would fall to be issued upon exercise of such options, Loudeye shall be entitled to cancel his options to purchase the Loudeye Shares which he would otherwise have waived the right to receive.

(D)      The following amendments shall be made to Schedule 9 to the Deed Poll:

         (a) in paragraph 6.1, the definition of "B" shall be amended to read "a fraction, the numerator of which is the aggregate amount of the relevant Obligor's Escrow Cash, and the denominator of which is the aggregate amount of Escrow Cash of all Obligors";

         (b) in paragraph 6.2, the definition of "B" shall be amended to read "a fraction, the numerator of which is the aggregate number of the relevant Obligor's Escrow Shares (and/or options over Large Escrow Shares as the case may be), and the denominator of which is the aggregate amount of Escrow Shares of all Obligors ( and including where applicable options to acquire Large Escrow Shares)";

         (c) in paragraph 6.6, the words "percentage proportions set out in paragraph 2.1" shall be replaced with the words "manner described in the foregoing provisions of this paragraph 6".

3.2 Notwithstanding the terms of Schedule 9 to the Deed Poll, the parties agree that if the Effective Time does not occur on or prior to the Cut-off Time, then with effect from the Cut-off Time:

         (A) Loudeye shall continue to retain the Loudeye Shares issued by it prior to the date hereof that are currently being held by Loudeye as Escrow Shares (in the amounts set forth in column 3 of Schedule 1 hereto), and such Loudeye Shares shall continue to constitute Escrow Shares and shall be held subject to the terms and conditions of Schedule 9 to the Deed Poll; provided that if Loudeye receives written instructions from the Obligors that the amounts of such Escrow Shares being held in escrow are to be reallocated amongst the Obligors (subject to such instructions providing that the aggregate number of Loudeye

                  Shares to be held in escrow by Loudeye shall remain unchanged), then the parties shall take such actions as may be necessary (including the release by Loudeye of the applicable number of Escrow Shares to certain Obligors and the delivery to Loudeye of the applicable number of additional Loudeye Shares by other Obligors) to adjust the amounts of Loudeye Shares that are currently being held by Loudeye as Escrow Shares such that Loudeye retains from each Obligor the number of Loudeye Shares specified in such notice, and such Loudeye Shares shall continue to constitute Escrow Shares and shall be held subject to the terms and conditions of Schedule 9 to the Deed Poll; and

         (B) Loudeye shall continue to withhold an aggregate of 15% of any payments of cash or Loudeye Shares made pursuant to the Offer Document (including pursuant to any promissory note) that may be made in the future (the "Future Escrow Withholding Amount") which amount shall be withheld from the payments to be made to the Obligors based on each Obligor's Relevant Percentage; provided that if Loudeye receives written instructions from the Obligors that any Future Escrow Withholding Amount should be withheld from the Obligors in different proportions, Loudeye shall follow (and be entitled to rely on) such instructions (it being understood that any such instructions shall allocate the entire applicable Future Escrow Withholding Amount(s) to be withheld amongst the Obligors).

         (C) The following amendments shall be made to Schedule 9 to the Deed Poll:

                  (a) in paragraph 6.1, the definition of "B" shall be amended to read "a fraction, the numerator of which is the aggregate amount of the relevant Obligor's Escrow Cash, and the denominator of which is the aggregate amount of Escrow Cash of all Obligors";

                  (b) in paragraph 6.2, the definition of "B" shall be amended to read "a fraction, the numerator of which is the aggregate number of the relevant Obligor's Escrow Shares (and/or Mike Large's options over Loudeye Shares that Mike Large is obligated to deposit in escrow as the case may be), and the denominator of which is the aggregate amount of Escrow Shares of all Obligors (and including where applicable Mike Large's options to acquire Loudeye Shares that Mike Large is obligated to deposit in escrow)";

                  (c) in paragraph 6.6, the words "percentage proportions set out in paragraph 2.1" shall be replaced with the words "manner described in the foregoing provisions of this paragraph 6".

         This Clause 3.2 shall not become effective if the Effective Time occurs on or prior to the Cut-Off Time.

3.3 For the avoidance of doubt, in the event of any discrepancy between the applicable terms of this Clause 3 and:

         (A)      the terms of the Offer Document;

         (B)      the terms of the Deed Poll; or

         (C)      the terms of any Promissory Note,
                  the terms of this Clause 3 shall prevail in all respects irrespective of whether the Offer, Deed Poll or Promissory Notes contain any terms to the effect that the terms of such document are the whole agreement between the parties.

4.       Orderly Sales Provisions

4.1 The parties agree that Schedule 13 of the Deed Poll (subject to the exempt disposals set out in paragraph 7 of Schedule 13) shall continue to apply to all Transfers of Loudeye Shares by the Obligors, except that if the Effective Time occurs, the table in paragraph 3 of Schedule 13 of the Deed Poll shall be replaced with the following table:

        Prior Day Average Daily Trading
              Price as a % of VWAP              Maximum Daily Trading as % of ADTV
        -------------------------------         ----------------------------------
               Greater than 150%                             Up to 50%
                 > 115% to 150%                              Up to 35%
                 > 110% to 115%                              Up to 30%
                 > 105% to 110%                              Up to 25%
                 > 100% to 105%                              Up to 20%
                 > 95% to 100%                               Up to 15%
                  > 90% to 95%                               Up to 10%
                  > 85% to 90%                               Up to 10%
                 Less than 85%                               Up to 10%


4.2 The parties agree that the definition of "AVERAGE DAILY TRADING PRICE" for the purposes of Schedule 13 of the Deed Poll shall be replaced with the following definition:

         "AVERAGE DAILY TRADING PRICE" means the average trading price of Loudeye Shares on NASDAQ for the Trading Day immediately prior to the Proposed Sale Date (determined by averaging the high and low price of the Loudeye Shares on such Trading Day).

5.       Announcements

         Loudeye and the Obligors agree that Loudeye will file this Agreement (together with a summary thereof) on Form 8-K with the Securities and Exchange Commission within one Business Day after this Agreement has been executed and delivered by Loudeye and each of the Obligors. The Obligors agree to treat as strictly confidential the provisions of this Agreement until such time as the Form 8-K referenced in the preceding sentence has been filed with the Securities and Exchange Commission.

6.       Costs

         Except as provided in the Acquisition Amendment in the event the Effective Time occurs, each party shall bear its own costs and expenses arising out of or in connection with the preparation, negotiation and implementation of this Agreement and the arrangements contemplated herein.

7.       Law and jurisdiction and third party rights

7.1      English law

         This Agreement shall be governed by, and construed in accordance with, English law, except that the provisions of Clause 4 of this Agreement shall be governed by the laws of the State of Delaware, in each case without regard to the principles of conflicts of law thereof.

7.2      Jurisdiction

         In relation to any legal action or proceedings to enforce the provisions of this Agreement or arising out of or in connection with this Agreement ("PROCEEDINGS") each of the parties irrevocably submits to the non-exclusive jurisdiction of the English courts and waives any objection to Proceedings in such courts on the grounds of venue or on the grounds that the Proceedings have been brought in an inappropriate forum.

7.3      Contracts (Rights of Third Parties) Act 1999

         A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms.

8.       Notices

         All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail, or facsimile (subject, in the case of a facsimile, to confirmation of uninterrupted transmission by a transmission report) if sent during normal business hours of the recipient, or if not sent during normal business hours of the recipient, then on the next Business Day, or (c) two (2) days after deposit with an internationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent (i) if to Loudeye, to the address (or electronic mail address or facsimile number) as set forth below or to such other address or electronic mail address or facsimile number as Loudeye may designate by ten (10) days advance written notice to the other parties hereto and (ii) if to an Obligor, to the address (or electronic mail address or facsimile number) set forth on Schedule 1 hereto opposite such Obligor's name or to such other address or electronic mail address or facsimile number as any Obligor may designate by ten (10) days advance written notice to Loudeye.

         TO LOUDEYE:

         Loudeye Corp.
         1130 Rainier Avenue South,
         Seattle,
         Washington 98144
         USA

         Attention:        Lawrence J. Madden, email: larry.madden@loudeye.com
                           Eric S. Carnell, email: eric.carnell@loudeye.com
         Fax:              +1 (206) 832-4001

         AS WITNESS the hands of the parties or their duly authorised representatives on the date first before written have executed this Agreement as a Deed.

                       SCHEDULE 1: FORMER OD2 SHAREHOLDERS

(1) NAME       (2) ADDRESS, FAX AND             (3) ESCROW SHARES      (4) PORTION OF CASH     (5) ACCELERATED      (6)  MIKE LARGE
               EMAIL DETAILS                    CURRENTLY HELD BY      PAYMENT TO (5) BE       CONSIDERATION        ESCROW SHARES/
                                                LOUDEYE                DEPOSITED TO ESCROW     ESCROW SHARES        ESCROW OPTIONS
                                                                       (POUND STERLING)
--------       ---------------------------      -----------------      -------------------     ----------------     ---------------
Peter          Box Mill                              611,274                91,047.03               107,260
Gabriel        Mill Lane
               Box
               Wiltshire
               SN13 8PL
               UK
               peterg@realworld.co.uk

Charles        Little Court                          497,002                59,027.96                87,208
Grimsdale      Grib Lane
               Blagdon
               North Somerset
               BS40 7SA
               UK
               charles.grimsdale@od2.co.uk
               0117 9100 151

Susan          Little Court                           10,554                 1,748.32                 1,851
Kelly          Grib Lane
Moule          Blagdon
               North Somersets
               BS40 7SA
               UK
               s.k.moule@bristol.ac.uk
               0117 9100 151

                                  SCHEDULE 1-1

(1) NAME       (2) ADDRESS, FAX AND             (3) ESCROW SHARES      (4) PORTION OF CASH     (5) ACCELERATED      (6)  MIKE LARGE
               EMAIL DETAILS                    CURRENTLY HELD BY      PAYMENT TO (5) BE       CONSIDERATION        ESCROW SHARES/
                                                LOUDEYE                DEPOSITED TO ESCROW     ESCROW SHARES        ESCROW OPTIONS
                                                                       (POUND STERLING)
--------       ---------------------------      -----------------      -------------------     ----------------     ---------------

Quester        29 Queen Anne's Gate                  440,252                72,937.14                77,250
VCT 2 Plc      London
               SW1H 9BU
               UK
               jamie.Brooke@Quester.co.uk

Quester        29 Queen Anne's Gate                  440,252                72,937.14                77,250
VCT 3 Plc      London
               SW1H 9BU
               UK7
               Jamie.Brooke@Quester.co.uk

Quester        29 Queen Anne's Gate                  165,053                27,344.63                28,962
VCT 4 Plc      London
               SW1H 9BU
               UK
               Jamie.Brooke@Quester.co.uk

Quester        29 Queen Anne's Gate                  173,742                28,784.10                30,486
Venture        London
Partners       SW1H 9BU
               UK
               Jamie.Brooke@Quester.co.uk

IEP NIF        Daiwa Yaesu Buildings                  32,245                 5,342.10                 5,658
New Tech       1-2-1 Kyobashi
Fund 99A       Chou-ku
               Tokyo 104-0031
               Japan
               nomura@nif.co.jp

                                  SCHEDULE 1-2

(1) NAME       (2) ADDRESS, FAX AND             (3) ESCROW SHARES      (4) PORTION OF CASH     (5) ACCELERATED      (6)  MIKE LARGE
               EMAIL DETAILS                    CURRENTLY HELD BY      PAYMENT TO (5) BE       CONSIDERATION        ESCROW SHARES/
                                                LOUDEYE                DEPOSITED TO ESCROW     ESCROW SHARES        ESCROW OPTIONS
                                                                       (POUND STERLING)
--------       ---------------------------      -----------------      -------------------     ----------------     ---------------

IEP NIF        Daiwa Yaesu Buildings                  32,245                 5,342.10                 5,658
New Tech       1-2-1 Kyobashi
Fund 99B       Chou-ku
               Tokyo 104-0031
               Japan
               nomura@nif.co.jp

IEP            Daiwa Yaesu Buildings                  76,216                12,626.78                13,373
Partnership    1-2-1 Kyobashi
NIF New        Chou-ku
Tech Fund      Tokyo 104-0031
2000/01        Japan
               nomura@nif.co.jp

IEP            Daiwa Yaesu Buildings                 123,210                20,412.39                21,620
Partnership    1-2-1 Kyobashi
NIF New        Chou-ku
Tech Fund      Tokyo 104-0031
2000/02        Japan
               nomura@nif.co.jp

IEP NIF-       Daiwa Yaesu Buildings                  46,994                 7,785.61                 8,246
21-ONE         1-2-1 Kyobashi
               Chou-ku
               Tokyo 104-0031
               Japan
               nomura@nif.co.jp

                                  SCHEDULE 1-3

(1) NAME       (2) ADDRESS, FAX AND             (3) ESCROW SHARES      (4) PORTION OF CASH     (5) ACCELERATED      (6)  MIKE LARGE
               EMAIL DETAILS                    CURRENTLY HELD BY      PAYMENT TO (5) BE       CONSIDERATION        ESCROW SHARES/
                                                LOUDEYE                DEPOSITED TO ESCROW     ESCROW SHARES        ESCROW OPTIONS
                                                                       (POUND STERLING)
--------       ---------------------------      -----------------      -------------------     ----------------     ---------------
NIF            Daiwa Yaesu Buildings                 132,575                21,963.93                23,263
Ventures       1-2-1 Kyobashi
Co Ltd         Chou-ku
               Tokyo 104-0031
               Japan
               nomura@nif.co.jp

John Grinham   4 Iddesleighs Road                     62,198                10,304.50                10,914
               Redland
               Bristol
               BS6 6YJ
               UK

               john.grinham@od2.co.uk

               0117 9100 151

Dave           18 Noble Street                        60,874                10,084.99                10,681
Shephard       Sherston
               Wiltshire
               SN16 0NA
               UK
               dave.shephard@od2.co.uk
               0117 9100 151


                                  SCHEDULE 1-4

(1) NAME       (2) ADDRESS, FAX AND             (3) ESCROW SHARES      (4) PORTION OF CASH     (5) ACCELERATED      (6)  MIKE LARGE
               EMAIL DETAILS                    CURRENTLY HELD BY      PAYMENT TO (5) BE       CONSIDERATION        ESCROW SHARES/
                                                LOUDEYE                DEPOSITED TO ESCROW     ESCROW SHARES        ESCROW OPTIONS
                                                                       (POUND STERLING)
--------       ---------------------------      -----------------      -------------------     ----------------     ---------------
Ed             41 Beauchamp Road                      55,773                 9,239.99                 9,786
Averdieck      Clapham Junction
               London
               SW11 1PG
               UK

               ed.averdieck@od2.co.uk
               0117 9100 151

Christopher    Top Floor Flat                         48,719                 8,071.29                 8,548
Pike           18 The Avenue
               Sneyd Park
               Bristol
               BS9 1PE
               UK

               tiff.pike@od2.co.uk
               0117 9100 151

Mike Large     The Malting Barn                            0                        0                     0              34,360
               185 Top Lane
               Whitley
               Melksham SN12 8QL

               mike.large@realworld.co.uk

                                                ============           ==============          ============         ===========
                 TOTALS                            3,009,178               465,000.00               528,014              34,360
                                                ============           ==============          ============         ===========

                                  SCHEDULE 1-5

Executed as a Deed by       )
LOUDEYE CORP.               )
Acting by:                  )

                                      /s/ Michael A. Brochu
                                      Authorised signatory

SIGNED AS A DEED by Charles Grimsdale                     /s/ Charles Grimsdale

in the presence of:

......................................
Name:
Address:

Occupation:

SIGNED AS A DEED by Peter Gabriel                         /s/ Peter Gabriel

in the presence of:

......................................
Name:
Address:

Occupation:

SIGNED AS A DEED by Michael Large                         /s/ Michael Large

in the presence of:

......................................
Name:
Address:

Occupation:

SIGNED AS A DEED by Edward Averdieck                      /w/ Edward Averdieck

in the presence of:

......................................
Name:
Address:

Occupation:

                                                          /s/ John Grinham

SIGNED AS A DEED by John Grinham

in the presence of:

......................................
Name:
Address:

Occupation:

SIGNED AS A DEED by David Shephard                        /s/ Dave Shephard

in the presence of:

......................................
Name:
Address:

Occupation:

SIGNED AS A DEED by Christopher Pike                      /s/ Christopher Pike

in the presence of:

......................................
Name:
Address:

Occupation:

SIGNED AS A DEED by Susan Moule                           /s/ Susan Moule

in the presence of:

......................................
Name:
Address:

Occupation:

SIGNED AS A DEED by
QUESTER CAPITAL MANAGEMENT LIMITED
in its capacity as manager of
QUESTER VENTURE PARTNERSHIP LLP
acting by

                                             /s/ Andrew Holmes
               , a director and              ..................................

                                             /s/ M.G. Williams
               , a director                  ..................................

SIGNED AS A DEED by

Quester VCT2 plc acting by

                                             /s/ Peter Roberts
               , a director and              ..................................

                                             /s/ Richard Drover
               , secretary                   ..................................

SIGNED AS A DEED by

Quester VCT3 plc acting by

                                             /s/ M.J. Brooke
               , a director and              ..................................

                                             /s/ Richard Drover
               , secretary                   ..................................

SIGNED AS A DEED by

Quester VCT4 plc acting by

                                             /s/ Andrew Holmes
               , a director and              ..................................

                                             /s/ M.G. Williams
               , secretary                   ..................................

SIGNED AS A DEED by

Investment Enterprise Partnership 'NIF
New Technology Fund 99A' acting by

in the presence of:

/s/ Shuichi Taniguichi                       /s/ Shinichiro Hakuta
......................................        ..................................
Name:                                                      Authorized signatory
Address:

Occupation:

SIGNED AS A DEED by

                                             /s/ Shinichiro Hakuta
Investment Enterprise Partnership 'NIF       ..................................
New Technology Fund 99B' acting by                         Authorised signatory


in the presence of:

/s/ Shuichi Taniguichi
......................................
Name:
Address:

Occupation:

SIGNED AS A DEED by

                                             /s/ Shinichiro Hakuta
Investment Enterprise Partnership 'NIF       ..................................
New Technology Fund 2000/01' acting by                     Authorised signatory


in the presence of:

/s/ Shuichi Taniguichi
......................................
Name:
Address:

Occupation:

SIGNED AS A DEED by

                                             /s/ Shinichiro Hakuta
Investment Enterprise Partnership 'NIF       ..................................
New Technology Fund 2000/02' acting by                     Authorised signatory

in the presence of:

/s/ Shuichi Taniguichi
..............................................
Name:
Address:

Occupation:

SIGNED AS A DEED by

                                             /s/ Shinichiro Hakuta
NIF Ventures Co. Limited acting by           ..................................
                                                           Authorised signatory
in the presence of:

/s/ Shuichi Taniguichi
......................................
Name:
Address:

Occupation:

SIGNED AS A DEED by

                                             /s/ Shinichiro Hakuta
Investment Enterprise Partnership 'NIF       ..................................
New Technology Fund NIF 21-One(1)'                         Authorised signatory
acting by

in the presence of:

/s/ Shuichi Taniguichi
......................................
Name:
Address:

Occupation:
                                       S-5